                              SHAREHOLDER AGREEMENT


                                 BY AND BETWEEN


                              WHITMAN CORPORATION,
                             A DELAWARE CORPORATION,


                                POHLAD COMPANIES,
                             A MINNESOTA CORPORATION

                              DAKOTA HOLDINGS, LLC,
                      A DELAWARE LIMITED LIABILITY COMPANY


                                       AND


                                  ROBERT POHLAD





                          DATED AS OF [_________], 2000

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                                TABLE OF CONTENTS

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                                    ARTICLE I
                               CERTAIN DEFINITIONS

Section 1.1.  Certain Definitions..............................................1

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

Section 2.1.  Representations and Warranties of the Company....................6
Section 2.2.  Representations and Warranties of the Shareholder................6

                                   ARTICLE III
                         SHAREHOLDER AND COMPANY CONDUCT

Section 3.1.  Acquisition of Voting Securities.................................7
Section 3.2.  Required Reduction of Ownership Percentage.......................8
Section 3.3.  Top-Up Rights....................................................9
Section 3.4.  Charter and By-Laws.............................................10
Section 3.5.  Rights Agreement................................................10
Section 3.6.  No Agreements...................................................10
Section 3.7.  Dakota Holdings.................................................10
Section 3.8.  Special Meetings Requested by the Shareholder; Nominations......11
Section 3.9.  Options.........................................................11

                                   ARTICLE IV
                       BOARD COMPOSITION; CHIEF EXECUTIVE

Section 4.1.  Composition; Chief Executive....................................11

                                    ARTICLE V
                          EFFECTIVENESS AND TERMINATION

Section 5.1.  Effectiveness...................................................11
Section 5.2.  Termination.....................................................11

                                   ARTICLE VI
                                  MISCELLANEOUS

Section 6.1.  Injunctive Relief...............................................12
Section 6.2.  Successors and Assigns..........................................12
Section 6.3.  Amendments; Waiver..............................................12
Section 6.4.  Notices.........................................................12
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                                       -i-
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Section 6.5.  Applicable Law..................................................13
Section 6.6.  Headings........................................................13
Section 6.7.  Integration.....................................................13
Section 6.8.  Severability....................................................14
Section 6.9.  Consent to Jurisdiction.........................................14
Section 6.10. Counterparts....................................................14
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                                      -ii-

     SHAREHOLDER AGREEMENT, dated as of [_______], 2000 (this "AGREEMENT"), by and between Whitman Corporation, a Delaware corporation (the "COMPANY"), Pohlad Companies, a Minnesota corporation, Dakota Holdings, LLC, a Delaware limited liability company ("DAKOTA HOLDINGS") and Robert Pohlad.


                              W I T N E S S E T H:

     WHEREAS, the Company, Anchor Merger Sub, Inc., a Delaware corporation ("MERGER SUB"), and PepsiAmericas, Inc., a Delaware corporation ("PAS"), have entered into an Agreement and Plan of Merger, dated as of August 18, 2000 (the "MERGER AGREEMENT"), pursuant to which, among other things, PAS will be merged with and into Merger Sub, with Merger Sub as the surviving corporation, and in connection therewith, certain outstanding shares of common stock of PAS will be converted into shares of common stock, par value $0.01 per share (the "COMMON STOCK"), of the Company (the "MERGER");

     WHEREAS, the execution of this Agreement upon the consummation of the Merger (the "CLOSING") is a covenant of the Company and PAS in the Merger Agreement and a condition to the Company's obligations to close the transactions contemplated by the Merger Agreement;

     WHEREAS, Dakota Holdings is a shareholder of PAS and will be receiving Common Stock in the Merger;

     WHEREAS, Pohlad Companies is the managing member of PAS; and

     WHEREAS, in light of the transactions contemplated by the Merger Agreement, the Company and the Shareholders (as defined herein) desire to set forth in this Agreement certain terms and conditions concerning the acquisition and disposition of Voting Securities (as defined herein) of the Company by the Shareholder Group (as defined herein), and related provisions concerning the Shareholder Group's relationship with and investment in the Company immediately following the Closing.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

                               CERTAIN DEFINITIONS

     Section 1.1. CERTAIN DEFINITIONS. In addition to other terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the meanings ascribed to them below:

     "AFFILIATE" shall mean, with respect to any person, any other person that directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with such person. For the purposes of this definition, "control," when used with respect to any particular person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "AFFILIATED TRANSACTION COMMITTEE" shall mean the Affiliated Transaction Committee of the Board.

     "AGREEMENT" shall have the meaning assigned to such term in the preamble.

     "BENEFICIAL OWNER" (and, with correlative meanings, "BENEFICIALLY OWN" and "BENEFICIAL OWNERSHIP") of any interest means a Person who, together with his or its Affiliates, is or may be deemed a beneficial owner of such interest for purposes of Rule 13d-3 or 13d-5 under the Exchange Act, or who, together with his or its Affiliates, has the right to become such a beneficial owner of such interest (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise, conversion or exchange of any warrant, right or other instrument, or otherwise; PROVIDED that a Person shall not be deemed the Beneficial Owner of Voting Securities solely as a result of having been granted a revocable proxy relating to such Voting Securities in connection with any one special or annual meeting of shareholders of the Company (including any postponements or adjournments thereof), nor shall the procurement of such a proxy be deemed to give the proxy holder "control" over any Person as to which such proxy holder does not otherwise have control; and PROVIDED, FURTHER, that this definition shall be subject to the last sentence of Section 3.7.

     "BOARD" shall mean the Board of Directors of the Company in office at the applicable time, as elected in accordance with the By-Laws.

     "BUY-BACK EXCESS" shall have the meaning set forth in Section 3.2 of this Agreement.

     "BUY-BACK OFFER" shall have the meaning set forth in Section 3.2 of this Agreement.

     "BY-LAWS" shall mean the by-laws of the Company, as in effect immediately following consummation of the Merger (including amendments pursuant to the Merger Agreement), as they may be amended from time to time.

     "CHARTER" shall mean the Certificate of Incorporation of the Company, as in effect immediately following consummation of the Merger, as it may be amended from time to time.

     "CLOSING" shall have the meaning assigned in the second recital of this Agreement.

     "COMBINED MAXIMUM OWNERSHIP PERCENTAGE" shall mean, calculated at a particular point in time, a Total Ownership Percentage of 49.9%; PROVIDED that in the event of a Permitted Acquisition (other than a Contingent Payment Acquisition) which results in the Significant Shareholders' Total Ownership Percentage exceeding 49.9%, so long as the

Significant Shareholders' Total Ownership Percentage exceeds 49.9% due to such Permitted Acquisition, the Combined Maximum Ownership Percentage shall become the Significant Shareholders' Total Ownership Percentage giving effect to such Permitted Acquisition.

     "COMMISSION" shall mean the United States Securities and Exchange
Commission.

     "COMMON STOCK" shall have the meaning assigned in the first recital of this Agreement.

     "COMPANY" shall have the meaning assigned in the preamble.

     "CONTINGENT PAYMENT ACQUISITION" shall mean any acquisition of Voting Securities pursuant to any Contingent Payment (as defined in the Merger Agreement).

     "DAKOTA HOLDINGS AGREEMENT" shall have the meaning set forth in Section 3.7 of this Agreement.

     "DIRECTOR" shall mean any member of the Board of Directors of the Company in office at the applicable time, as elected in accordance with the provisions of the By-Laws.

     "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

     "FAMILY" shall mean, with respect to any natural person, (i) any child, stepchild, parent, stepparent, spouse or sibling, and (ii) any grandchild, grandparent, uncle, aunt, first cousin, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law who Beneficially Owns greater than 1% of the Voting Power or who has entered into an agreement or commitment with said natural person with respect to the Voting Securities, and shall in each case include adoptive relationships.

     "INDEPENDENT DIRECTOR" shall mean any person who is both (i) independent of and otherwise unaffiliated with any member of the Shareholder Group or the PepsiCo Group, and who is not a director, officer, employee, consultant or advisor (financial, legal or other) of any member of the Shareholder Group or the PepsiCo Group and has not served in any such capacity in the previous two
(2) years and (ii) not an officer or employee, consultant or advisor (financial, legal or other) of the Company and has not served in any such capacity in the previous two (2) years.

     "MAXIMUM OWNERSHIP PERCENTAGE" shall mean, calculated at a particular point in time, a Total Ownership Percentage of __% [(the "Shareholder Group's Closing Ownership Percentage", which shall mean the Shareholder Group's Total Ownership Percentage calculated as of Closing on a fully diluted basis assuming conversion of all options (including, but not limited to options to acquire shares of PAS stock Beneficially Owned by members of the Shareholder Group) and purchases to be made at Closing (including the right of Dakota Holdings to purchase Subscription Shares pursuant to Section 4.7 of the Merger Agreement and the right of Dakota Holdings to acquire Common Stock with a value of $25 million from the PepsiCo Group)]; PROVIDED that in the event of a Permitted Acquisition (including any Contingent Payment Acquisition) which results in the Shareholder Group's Total Ownership Percentage exceeding __% [the Shareholder Group's Closing Ownership Percentage], so long as the Shareholder Group's Total Ownership Percentage exceeds __% [Shareholder Group's Closing Ownership Percentage] due to such Permitted Acquisition, the Maximum Ownership Percentage shall become the Shareholder Group's Total Ownership Percentage giving effect to such Permitted Acquisition.

     "MERGER" shall have the meaning set forth in the first recital of this Agreement.

     "MERGER AGREEMENT" shall have the meaning set forth in the first recital of this Agreement.

     "NYSE" shall mean the New York Stock Exchange, Inc.

     "PEPSICO" shall mean PepsiCo, Inc., a North Carolina corporation.

     "PEPSICO AFFILIATE" shall mean any Affiliate of PepsiCo (other than the Company or its subsidiaries).

     "PEPSICO GROUP" shall mean PepsiCo, any PepsiCo Affiliate, any Permitted Significant Transferee (as defined in the PepsiCo Shareholder Agreement) and any Person with whom PepsiCo, any PepsiCo Affiliate or any Permitted Significant Transferee is part of a 13D Group, but shall exclude any member of the Pohlad Group.

     "PEPSICO SHAREHOLDER AGREEMENT" shall mean the Amended and Restated Shareholder Agreement, dated as of [________], 2000, by and between the Company and PepsiCo.

     "PERMITTED ACQUISITION" shall mean the acquisition of Voting Securities pursuant to (1) a transaction or series of transactions that would not result, individually or in the aggregate, in any member of the Shareholder Group, singly or as part of a partnership, limited partnership, syndicate or other 13D Group, directly or indirectly, acquiring, proposing to acquire, or publicly announcing or otherwise disclosing an intention to propose to acquire, or offering or agreeing to acquire, by purchase or otherwise, Beneficial Ownership of any Security so as to cause either (x) the Shareholder Group's Total Ownership Percentage to exceed the Maximum Ownership Percentage or (y) the Significant Shareholders' Total Ownership Percentage to exceed the Combined Maximum Ownership Percentage, (2) the acquisition of Voting Securities pursuant to any Contingent Payment Acquisition or pursuant to any transaction contemplated by the Merger Agreement, (3) the acquisition of Voting Securities pursuant to the right of Dakota Holdings to acquire Common Stock with a value of $25 million from the PepsiCo Group, in connection with the Merger; (4) a transaction (including the grant of any options to purchase Common Stock granted to any member of the Shareholder Group) approved by the Affiliated Transaction Committee (or, if such Committee shall not be in existence, by a committee of the Board composed entirely of Independent Directors), or (5) any acquisition of Voting Securities by the PepsiCo Group permitted under the PepsiCo Shareholder Agreement.

     "PERSON" shall mean any individual, partnership, joint venture, corporation, trust, unincorporated organization, government or department or agency of a government.

     "REPURCHASE" shall have the meaning set forth in Section 3.2 of this Agreement.

     "RIGHTS AGREEMENT" shall mean the Shareholder Rights Agreement, dated as of May 20, 1999, as amended.

     "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

     SHAREHOLDERS" shall mean, collectively Pohlad Companies, Dakota Holdings and Robert Pohlad, PROVIDED that Pohlad Companies shall only be deemed a Shareholder under this Agreement so long as Pohlad Companies is a member of the Shareholder Group.

     SHAREHOLDER GROUP" shall mean Robert Pohlad, any Affilate of Robert Pohlad (other than the Company or its subsidiaries), any member of Robert Pohlad's Family, and any Person with whom Robert Pohlad, any Affiliate of Robert Pohlad or any member of Robert Pohlad's Family is part of a 13D Group.

     SIGNIFICANT SHAREHOLDERS" shall mean, collectively, the Shareholder Group and the PepsiCo Group.

     "13D GROUP" shall mean any group of Persons acquiring, holding, voting or disposing of any Voting Security which would be required under Section 13(d) of the Exchange Act and the rules and regulations thereunder to file a statement on
Schedule 13D with the Commission as a "person" within the meaning of Section 13(d)(3) of the Exchange Act; PROVIDED that a Person shall not be deemed to be part of a 13D Group with another Person solely as a result of having been granted a revocable proxy relating to such Person's Voting Securities in connection with any one special or annual meeting of shareholders of the Company (including any postponements or adjournments thereof); PROVIDED, FURTHER, that the members of the Shareholder Group shall not be deemed to be part of a 13D Group with any member of the PepsiCo Group solely due to ownership of interests in Dakota Holdings so long as all members of the Shareholder Group are in compliance with the proviso in the first sentence of Section 3.7.

     "TOTAL OWNERSHIP PERCENTAGE" shall mean, calculated at a particular point in time, the Voting Power represented by the Voting Securities Beneficially Owned by the Person (or Persons) whose Total Ownership Percentage is being determined.

     "TOTAL VOTING POWER" shall mean, calculated at a particular point in time, the aggregate Votes represented by all then outstanding Voting Securities.

     "TRADING DAY", with respect to a Voting Security, shall mean a day on which the principal national securities exchange on which such Voting Security is listed or admitted to trading is open for the transaction of business or, if such security is not listed or admitted to trading on any national securities exchange, any day other than a Saturday, Sunday or a day on which banking institutions in the City of New York are authorized or obligated to close.

     "TRANSFER" shall mean any sale, transfer, pledge, encumbrance or other disposition to any Person, and to "TRANSFER" shall mean to sell, transfer, pledge, encumber or otherwise dispose of to any Person.

     "VOTES" shall mean votes entitled to be cast generally in the election of Directors, assuming the conversion of any securities then convertible into Common Stock or shares of any other class of capital stock of the Company then entitled to vote generally in the election of Directors.


     "VOTING POWER" shall mean, calculated at a particular point in time, the ratio, expressed as a percentage, of (a) the Votes represented by the Voting Securities with respect to which the Voting Power is being determined to (b) Total Voting Power.

     "VOTING SECURITIES" shall mean the Common Stock and shares of any other class of capital stock of the Company then entitled to vote generally in the election of Directors and any securities then convertible into Common Stock or shares of any other class of capital stock of the Company then entitled to vote generally in the election of Directors.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

     Section 2.1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Shareholders as of the date hereof as follows:

          (a) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has all necessary corporate power and authority to enter into this Agreement and to carry out its obligations hereunder.

          (b) This Agreement has been duly and validly authorized by the Company and all necessary and appropriate action has been taken by the Company to execute and deliver this Agreement and to perform its obligations hereunder.

          (c) This Agreement has been duly executed and delivered by the Company and assuming due authorization and valid execution and delivery by each of the Shareholders, this Agreement is a valid and binding obligation of the Company, enforceable against it in accordance with its terms.

     Section 2.2. REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS. Each of the Shareholders and Dakota Holdings represents and warrants to the Company as of the date hereof as follows:

          (a) Each of Pohlad Companies and Dakota Holdings has been duly organized and is validly existing and in good standing under the laws of its state of organization and has all necessary power and authority to enter into this Agreement and to carry out its obligations hereunder.

          (b) This Agreement has been duly and validly authorized by each of Pohlad Companies and Dakota Holdings and all necessary and appropriate action has been taken by each of Pohlad Companies and Dakota Holdings to execute and deliver this Agreement and to perform its obligations hereunder.

          (c) This Agreement has been duly executed and delivered by each of Pohlad Companies, Dakota Holdings and Robert Pohlad and assuming due authorization and valid execution and delivery by the Company, this Agreement is a valid and binding obligation of each of Pohlad Companies, Dakota Holdings and Robert Pohlad, enforceable against each of Pohlad Companies, Dakota Holdings and Robert Pohlad in accordance with its terms.


                                   ARTICLE III

                         SHAREHOLDER AND COMPANY CONDUCT

     Section 3.1. ACQUISITION OF VOTING SECURITIES. Subject to the provisions of this Agreement, during the term of this Agreement, the Shareholders agree with the Company that, without the prior approval of the Affiliated Transaction Committee, the Shareholders will not, and will cause each member of the Shareholder Group not to, take any of the following actions:

          (a) singly or as part of a partnership, limited partnership, syndicate or other 13D Group, directly or indirectly, acquire, propose to acquire, or publicly announce or otherwise disclose an intention to propose to acquire, or offer or agree to acquire, by purchase or otherwise, Beneficial Ownership of any Voting Security so as to cause either (x) the Shareholder Group's Total Ownership Percentage to exceed the Maximum Ownership Percentage or (y) to the best of the Shareholder's knowledge, the Significant Shareholders' Total Ownership Percentage to exceed the Combined Maximum Ownership Percentage, other than pursuant to a Permitted Acquisition;

          (b) form, join or in any way participate in a 13D Group with respect to any Voting Securities of the Company or any securities of its subsidiaries if such 13D Group's Total Ownership Percentage would exceed the Maximum Ownership Percentage;

          (c) initiate (including by means of publicly proposing or announcing or otherwise disclosing an intention to propose, solicit, offer, seek to effect or negotiate) a merger, acquisition or other business combination transaction relating to the Company (other than a merger, acquisition or business combination of a third party (not a member of the Shareholder Group) with the Company) which would not be, if consummated, a Permitted Acquisition.

     The Shareholder Group shall not be prohibited by the terms of this Agreement from taking any action or exercising any right which is not inconsistent with the terms of this Agreement, including soliciting or obtaining the revocable proxy of any other shareholder of the Company with respect to the election of directors or any other matter, seeking the election of new directors, calling special meetings of shareholders of the Company, making shareholder proposals, engaging in discussions with the Board or the management of the Company or otherwise voting its Voting Securities in any manner in which any member of the Shareholder

Group shall determine in its sole discretion. In addition, this section shall not be deemed to restrict Directors affiliated with the Shareholders from participating as officers or Board members in the direction of the Company.

     SECTION 3.2. REQUIRED REDUCTION OF OWNERSHIP PERCENTAGE. (a) If at any time the Shareholders become aware that the Shareholder Group's Total Ownership Percentage exceeds the Maximum Ownership Percentage, other than as permitted pursuant to the terms of this Agreement, then the Shareholders shall, or shall cause the Shareholder Group to, consistent with the provisions of this Agreement, promptly (in any event, prior to the earliest to occur of (i) the record date for the next annual or special meeting of shareholders of the Company, (ii) the record date for the taking of any action of shareholders of the Company by written consent or (iii) the purchase of any additional Voting Securities by any member of the Shareholder Group) take all action necessary to reduce the amount of Voting Securities Beneficially Owned by the Shareholder Group such that the Shareholder Group's Total Ownership Percentage is not greater than the Maximum Ownership Percentage.

     (b) If at any time the Shareholder becomes aware that the Significant Shareholders' Total Ownership Percentage exceeds the Combined Maximum Ownership Percentage as a result of a reduction in the number of Voting Securities outstanding (including, without limitation, as a result of a purchase of Common Stock by the Company) (such excess, the "BUY-BACK EXCESS"), then the Shareholder shall, or shall cause the Shareholder Group to, consistent with the provisions of this Agreement, promptly (in any event, prior to the earliest to occur of (x) the record date for the next annual or special meeting of shareholders of the Company, (y) the record date for the taking of any action of shareholders of the Company by written consent or (z) the purchase of any additional Voting Securities by any member of the Shareholder Group) take all action necessary to reduce the amount of Voting Securities Beneficially Owned by the Shareholder Group by the amount of such Buy-Back Excess in the following manner and order:

          (i) First, for purposes of clauses (ii) and (iii) below, the Buy-Back Excess shall be reduced by the amount, if any, of Voting Securities received by the PepsiCo Group as an Aggregate Contingent Payment (as defined in the Merger Agreement), to the extent such Aggregate Contingent Payment has not been previously used to reduce the Buy-Back Excess pursuant to this Section;

          (ii) Second, by Transferring to a Person other than the Significant Shareholders the pro rata amount (based on the relative amounts of Voting Securities purchased by each of the Shareholder Group and the PepsiCo Group since August [18], 2000) of Voting Securities, if any, purchased by the Shareholder Group since August [18], 2000;

          (iii) Third, by Transferring to a Person other than the Significant Shareholders the pro rata amount of any remaining Buy-Back Excess (based on the relative Total Ownership Percentages, after giving effect to (i) and
     (ii) above, of the Shareholder Group and the PepsiCo Group immediately prior to the time when the Combined Maximum Ownership Percentage was exceeded);

          (iv) Fourth, notwithstanding the foregoing, the maximum number of Voting Securities that the Shareholder Group shall be required to Transfer pursuant to (ii) and (iii) above shall not exceed the amount that would be required to be Transferred if the PepsiCo Group made its corresponding pro rata Transfers consistent with (ii) and (iii) above.

     (c) If at any time the Shareholders become aware that the Significant Shareholders' Total Ownership Percentage exceeds the Combined Maximum Ownership Percentage, other than as a result of a reduction in the total number of Voting Securities (which situation shall be governed by paragraph (b) above) or as permitted pursuant to the terms of this Agreement, then the Shareholders shall, or shall cause the Shareholder Group to, consistent with the provisions of this Agreement, promptly (in any event, prior to the earliest to occur of (i) the record date for the next annual or special meeting of shareholders of the Company, (ii) the record date for the taking of any action of shareholders of the Company by written consent or (iii) the purchase of any additional Voting Securities by any member of the Shareholder Group) take all action necessary to reduce the amount of Voting Securities Beneficially Owned by the Shareholder Group such that the Significant Shareholders' Total Ownership Percentage is not greater than the Combined Maximum Ownership Percentage; PROVIDED that if the Shareholder becomes aware that the Significant Shareholders' Total Ownership Percentage exceeds the Combined Maximum Ownership Percentage due to an acquisition by a member of the PepsiCo Group of Voting Securities or the addition to the PepsiCo Group of a new Affiliate that Beneficially Owns Voting Securities, the Shareholder shall promptly inform the Company of such fact but shall not be required to reduce the amount of Voting Securities Beneficially Owned by the Shareholder Group due to such event so long as the Shareholder Group is in compliance with the other provisions of this Agreement.

     (d) During the term of this Agreement, if the Company purchases shares of Common Stock from the public, whether by tender offer, open market purchase or otherwise (a "REPURCHASE"), the Company shall contemporaneously with the Repurchase offer to purchase from the Shareholder Group, on the same terms and conditions, including price, as in the Repurchase, a percentage of those shares of Common Stock Beneficially Owned by the Shareholder Group equal to the percentage of shares of Common Stock to be Repurchased from the Beneficial Owners of shares of Common Stock other than the Shareholder Group (the "BUY-BACK OFFER"). The Company shall provide notice to the Shareholders of its intention to engage in a Repurchase and of the mechanism by which the Repurchase shall occur not less than thirty (30) days in advance of the date on which the Repurchase is to be consummated, and the Shareholders shall provide notice to the Company within ten (10) days of receipt of such notice of whether the Shareholder Group intends to accept the Buy-Back Offer.

     Section 3.3. TOP-UP RIGHTS. During the term of this Agreement, if the Shareholder Group's Total Ownership Percentage is below the Maximum Ownership Percentage and the Significant Shareholders' Total Ownership Percentage is below the Combined Maximum Ownership Percentage, the Shareholder Group may at its option purchase Voting Securities from time to time in the open market or otherwise in an amount not in excess of the amount that would cause either (x) the Shareholder Grou s Total Ownership Percentage to exceed the Maximum Ownership Percentage or (y) the Significant Shareholders' Total Ownership Percentage to exceed the Combined Maximum Ownership Percentage.

     SECTION 3.4. CHARTER AND BY-LAWS. During the term of this Agreement the Company shall not, and the Shareholder Group shall not, and shall not facilitate any effort to, amend, alter or repeal, or propose the amendment, alteration or repeal of, any provision of the Charter or the By-Laws in any manner which is inconsistent with the terms of this Agreement. If at any time during the term of this Agreement the provisions of this Agreement shall conflict with the provisions of the Charter or the By-Laws, the parties shall use all reasonable efforts, consistent with their fiduciary responsibilities, to cause the provisions of the Charter and the By-Laws to be brought into conformity with the provisions of this Agreement.

     Section 3.5. RIGHTS AGREEMENT. During the term of this Agreement, the Company hereby agrees not to (i) amend any provision of the Rights Agreement in any manner which is inconsistent with the terms of this Agreement or the Merger Agreement and which adversely affects the rights of the Shareholder Group under the terms of this Agreement or (ii) adopt any new rights agreement which is inconsistent with the terms of this Agreement or the Merger Agreement and which adversely affects the rights of the Shareholder Group under the terms of this Agreement.

     SECTION 3.6. NO AGREEMENTS. During the term of this Agreement , except as specifically contemplated in Section 3.7, no member of the Shareholder Group shall, directly or indirectly, enter into any agreement or other understanding with any member of the PepsiCo Group with respect to the holding, voting, acquisition or disposition of Voting Securities.

     SECTION 3.7. DAKOTA HOLDINGS. Notwithstanding the provisions of Section 3.6, members of the Shareholder Group (whether existing or newly formed) and members of the PepsiCo Group may be parties to the Amended and Restated Limited Liability Company Agreement of Dakota Holdings, attached as Annex A to this Agreement (the "DAKOTA HOLDINGS AGREEMENT"), and to hold interests in Dakota Holdings pursuant to the Dakota Holdings Agreement, PROVIDED that (i) the Dakota Holdings Agreement expressly provides that (x) the members of the Shareholder Group who are parties to the Dakota Holdings Agreement have sole power with respect to the voting of [____] of the Voting Securities owned by Dakota Holdings and with respect to the voting of such Voting Securities members of the PepsiCo Group shall have no power, influence or discretion, and (y) the members of the PepsiCo Group who are parties to the Dakota Holdings Agreement ultimately have sole power with respect to the voting of [____] of the Voting Securities owned by Dakota Holdings and with respect to the voting of such Voting Securities members of the Shareholder Group shall have no power, influence or discretion which is not subject to the ultimate power of the PepsiCo Group to direct the voting; and (ii) Dakota Holdings shall not take any action to acquire, directly or indirectly, Beneficial Ownership of any additional Voting Securities (excluding any Voting Securities acquired pursuant to transactions contemplated by the Merger Agreement (including any Contingent Payment Acquisitions) and excluding Voting Securities acquired through stock dividends on then-owned Voting Securities and excluding the acquisition of Voting Securities pursuant to the right of Dakota Holdings to acquire Common Stock with a value of $25 million from the PepsiCo Group, in connection with the Merger). So long as the proviso in the preceding sentence is complied with, for purposes of calculating the Shareholder Group's Total Ownership Percentage, those Voting Securities over which a member of the PepsiCo Group has the sole powers described in clause (y) of clause (i) in the proviso in the preceding sentence shall not be considered Beneficially Owned by the Shareholder Group and a transfer of interests in Dakota

Holdings from a member of the Shareholder Group to a member of the PepsiCo Group shall be permitted with the consent of the Affiliated Transaction Committee (or, if such Committee shall not be in existence, by a committee of the Board composed entirely of Independent Directors), which consent shall not be unreasonably withheld.

     SECTION 3.8. SPECIAL MEETINGS REQUESTED BY THE SHAREHOLDER; NOMINATIONS. In the event that during the term of this Agreement the Shareholder Group requests a special meeting of the stockholders of the Company in accordance with the By-Laws, or the Shareholder Group nominates an alternative slate of directors to the slate proposed by the Board at any annual meeting of stockholders of the Company in accordance with the By-Laws, the Company hereby agrees that the Company shall not, without the Shareholders' consent, from the date of receipt of such request for a special meeting or the date of receipt of such nomination, as the case may be, until the adjournment of the requested special meeting or the annual meeting, as the case may be, (i) take any action effecting a material change in its capital structure, (ii) declare or pay a dividend (other than any regular quarterly dividend), (iii) materially increase the compensation of any executive officer or (iv) take any material action not in the ordinary course of business; PROVIDED that this provision shall not restrict the ability of the Company to comply with commitments entered into prior to the date of such request.

     SECTION 3.9. OPTIONS. The Company shall not grant to any member of the Shareholder Group any options to purchase Common Stock unless such grant is approved by the Affiliated Transaction Committee (or, if such Committee shall not be in existence, by a committee of the Board composed entirely of Independent Directors).

                                   ARTICLE IV

                       BOARD COMPOSITION; CHIEF EXECUTIVE

     Section 4.1. BOARD COMPOSITION; CHIEF EXECUTIVE. (a) As of the Effective Time (as defined in the Merger Agreement) of the Merger, the Board shall consist of the current directors of the Company and Robert Pohlad.

     (b) Immediately following the Effective Time, Robert Pohlad shall be elected Chief Executive Officer of the Company by the Board.

                                    ARTICLE V

                          EFFECTIVENESS AND TERMINATION

     Section 5.1. EFFECTIVENESS. This Agreement shall take effect immediately upon the Closing and shall remain in effect until it is terminated pursuant to
Section 5.2 hereof.

     Section 5.2. TERMINATION. This Agreement shall terminate upon written agreement of the Company (which shall require the approval of the Affiliated Transaction Committee (or, if such Committee shall not be in existence, by a committee of the Board composed entirely of Independent Directors)) and the Shareholders at any time to terminate this Agreement, which termination shall occur at a time to be fixed in such mutual agreement.

                                   ARTICLE VI

                                  MISCELLANEOUS

     Section 6.1. INJUNCTIVE RELIEF. Each party hereto acknowledges that it would be impossible to determine the amount of damages that would result from any breach of any of the provisions of this Agreement and that the remedy at law for any breach, or threatened breach, of any of such provisions would likely be inadequate and, accordingly, agrees that each other party shall, in addition to any other rights or remedies which it may have, be entitled to seek such equitable and injunctive relief as may be available from any court of competent jurisdiction to compel specific performance of, or restrain any party from violating, any of such provisions. In connection with any action or proceeding for injunctive relief, each party hereto hereby waives the claim or defense that a remedy at law alone is adequate and agrees, to the maximum extent permitted by law, to have each provision of this Agreement specifically enforced against him or it, without the necessity of posting bond or other security against him or it, and consents to the entry of injunctive relief against him or it enjoining or restraining any breach or threatened breach of such provisions of this Agreement.

     Section 6.2. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the Company and by the Shareholders and their respective successors and permitted assigns, and no such term or provision is for the benefit of, or intended to create any obligations to, any other Person.

     Section 6.3. AMENDMENTS; WAIVER. (a) This Agreement may be amended only by an agreement in writing executed by the parties hereto. Any approval of an amendment of this Agreement upon the part of the Company shall require the approval of the Affiliated Transaction Committee (or, if such Committee shall not be in existence, by a committee of the Board composed entirely of Independent Directors) at a duly convened meeting thereof.

     (b) Either party may waive in whole or in part any benefit or right provided to it under this Agreement, such waiver being effective only if contained in a writing executed by the waiving party. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon breach thereof shall constitute a waiver of any such breach or of any other covenant, duty, agreement or condition, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter. Any waiver of any benefit or right provided to the Company under this Agreement shall require the approval of a majority of the Board and approval of the Affiliated Transaction Committee (or, if such Committee shall not be in existence, by a committee of the Board composed entirely of Independent Directors) at a duly convened meeting thereof.

     Section 6.4. NOTICES. Except as otherwise provided in this Agreement, all notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, when delivered personally or by courier, three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested), or when received by facsimile transmission if promptly confirmed by one of the foregoing means, as follows:

     If to the Shareholders:
       Pohlad Companies
       Suite 3800
       60 South 6th Street
       Minneapolis, MN 55402
       Attention:  Robert C. Pohlad
       Fax:  (612) 661-3825

     with a copy to:

       Briggs & Morgan, P.A.
       2400 IDS Center
       Minneapolis, MN  55402
       Attention:  Brian D. Wenger
       Fax:  (612) 334-8650

     If to the Company:

       Whitman Corporation
       3501 Algonquin Road
       Rolling Meadows, Illinois  60008
       Attention:  General Counsel
       Fax:  (847) 818-5029

     with a copy to:

       Wachtell, Lipton, Rosen & Katz
       51 West 52nd Street
       New York, NY  10019
       Attention:  Seth A. Kaplan
       Fax:  (212) 403-2000

or to such other address or facsimile number as either party may, from time to time, designate in a written notice given in a like manner.


     Section 6.5. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to principles of conflicts of law.

     Section 6.6. HEADINGS. The descriptive headings of the several sections in this Agreement are for convenience only and do not constitute a part of this Agreement and shall not be deemed to limit or affect in any way the meaning or interpretation of this Agreement.

     Section 6.7. INTEGRATION. This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to its subject matter other than those expressly set forth or referred to herein.

     Section 6.8. SEVERABILITY. If any term or provision of this Agreement or any application thereof shall be declared or held invalid, illegal or unenforceable, in whole or in part, whether generally or in any particular jurisdiction, such provision shall be deemed amended to the extent, but only to the extent, necessary to cure such invalidity, illegality or unenforceability, and the validity, legality and enforceability of the remaining provisions, both generally and in every other jurisdiction, shall not in any way be affected or impaired thereby.

     Section 6.9. CONSENT TO JURISDICTION. In connection with any suit, claim, action or proceeding arising out of this Agreement, the Shareholder and the Company each hereby consent to the in personam jurisdiction of the United States federal courts and state courts located in the State of Delaware; the Shareholders and the Company each agree that service in the manner set forth in
Section 6.4 hereof shall be valid and sufficient for all purposes; and the Shareholders and the Company each agree to, and irrevocably waive any objection based on forum non conveniens or venue not to, appear in any United States federal court or state court located in the State of Delaware.

     Section 6.10. COUNTERPARTS. This Agreement may be executed by the parties hereto in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Company and the Shareholders have caused this Agreement to be duly executed by their respective authorized officers as of the date set forth at the head of this Agreement.


                               WHITMAN CORPORATION

                               By:
                                   -------------------------------
                                      Name:
                                     Title:



                                POHLAD COMPANIES


                               By:
                                   -------------------------------
                                      Name:
                                     Title:



                              DAKOTA HOLDINGS, LLC


                               By:
                                   -------------------------------
                                      Name:
                                     Title:



                               ROBERT POHLAD (on behalf of all members of the Shareholder Group other than Pohlad Companies and Dakota Holdings)

                               -----------------------------------